UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 8, 2016

Date of Report (Date of Earliest Event Reported)

Dakota Plains Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-36493	20-2543857
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

294 Grove Lane East Wayzata, Minnesota	55391
(Address of Principal Executive Offices)	(Zip Code)

(952) 473-9950

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 8, 2016, the board of directors (the “Board”) of Dakota Plains Holdings, Inc. (the “Company”) elected Thomas E. Pratt to serve as an additional member of the Board to fill an existing vacancy.

Mr. Pratt is a founding member of Applied Business Strategy LLC, a consulting firm specializing in damage analysis and forensic accounting, business restructuring, business valuation, and business strategy services.  Prior to cofounding Applied Business Strategy LLC, Mr. Pratt was a Senior Manager at Deloitte & Touche LLP and served in various roles at Marathon Petroleum Corporation.

There are no arrangements or understandings between Mr. Pratt and any other person pursuant to which he was selected as a director. Mr. Pratt does not have any family relationship with any executive officer or director of the Company or any person nominated or chosen by the Company to become a director or executive officer. There is no arrangement or understanding pursuant to which Mr. Pratt was appointed as a member of the Board. Furthermore, the Company is not aware of any transaction requiring disclosure under Item 404(a) of Regulation S-K.

Mr. Pratt is expected to receive cash compensation of $10,000 per month plus expenses.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 8, 2016, the Board adopted a Second Amendment (the “Amendment”) to the Second Amended and Restated Bylaws of the Company, as previously amended, to authorize any director to call a meeting of the Board. The Amendment was effective immediately upon approval.

The foregoing description of the Amendment is qualified by reference to the Composite Second Amended and Restated Bylaws, which incorporates the text of all amendments through September 8, 2016, including the Amendment, which is reflected in Section 3.05 of Article III. A copy of the Composite Second Amended and Restated Bylaws is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

3.1	Composite Second Amended and Restated Bylaws of Dakota Plains Holdings, Inc., as amended through September 8, 2016.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 14, 2016	DAKOTA PLAINS HOLDINGS, INC.

/s/ James L. Thornton
James L. Thornton Interim Chief Financial Officer, Executive Vice President, Strategy & General Counsel

EXHIBIT INDEX

3.1	Composite Second Amended and Restated Bylaws of Dakota Plains Holdings, Inc., as amended through September 8, 2016.